                                                                  EXHIBIT 10.3



                          SCB COMPUTER TECHNOLOGY, INC.

                               AMENDMENT NO. 1 TO
                            1997 STOCK INCENTIVE PLAN

       WHEREAS, SCB Computer Technology, Inc. (the "Corporation") adopted the 1997 Stock Incentive Plan (the "Plan") effective as of September 23, 1997, retaining the right therein to amend the Plan;

       WHEREAS, it has been determined that the Plan should be amended to increase the number of shares of Common Stock that may be issued under the Plan; and

       WHEREAS, the Board of Directors and the shareholders of the Corporation have approved such amendment.

       NOW, THEREFORE, the Plan is hereby amended, effective as of November 3, 1998, by changing the first sentence of Section 3(a) to read as follows: "As of the Effective Date, the aggregate number of shares of Common Stock that may be issued under the Plan shall be 3,000,000 shares."

       IN WITNESS WHEREOF, the Corporation has caused this Amendment No. 1 to be executed as of November 3, 1998.


                                        SCB Computer Technology, Inc.



                                        By: /s/ Gordon L. Bateman
                                           -------------------------------------
                                            Gordon L. Bateman
                                            Chief Administrative Officer

                          SCB COMPUTER TECHNOLOGY, INC.

                               AMENDMENT NO. 2 TO
                            1997 STOCK INCENTIVE PLAN

         WHEREAS, SCB Computer Technology, Inc. (the "Corporation") adopted the 1997 Stock Incentive Plan (the "Plan") effective as of September 23, 1997, retaining the right therein to amend the Plan;

         WHEREAS, it has been determined that the Plan should be amended to increase the number of shares of Common Stock covered by Non-Qualified Stock Options to be granted to Outside Directors; and

         WHEREAS, the Board of Directors of the Corporation has approved such amendment.

         NOW, THEREFORE, the Plan is hereby amended, effective as of December 14, 1999, as follows:

         1. Section 9(b) is amended by changing the phrase "purchase 10,000 shares of Common Stock" to read "purchase twenty thousand (20,000) shares of Common Stock", and by adding the following as the last sentence of the Section: "Current Outside Directors as of the effective date of Amendment No. 2 shall be granted a Non-Qualified Stock Option to purchase an additional twenty thousand (20,000) shares of Common Stock."

         2. Section 9(c) is amended by changing the phrase "purchase 5,000 shares of Common Stock" to read "purchase ten thousand (10,000) shares of Common Stock" and by deleting the phrase ", provided that such Outside Director has served as such for at least eleven months as of the date of the Annual Meeting."

         IN WITNESS WHEREOF, the Corporation has caused this Amendment No. 2 to be executed as of December 14, 1999.



                                          SCB Computer Technology, Inc.



                                          By: /s/ Gordon L. Bateman
                                              ----------------------------------
                                              Gordon L. Bateman
                                              Chief Administrative Officer

                          SCB COMPUTER TECHNOLOGY, INC.

                               AMENDMENT NO. 3 TO
                            1997 STOCK INCENTIVE PLAN

       WHEREAS, SCB Computer Technology, Inc. (the "Corporation") adopted the 1997 Stock Incentive Plan (the "Plan") effective as of September 23, 1997, retaining the right therein to amend the Plan;

       WHEREAS, it has been determined that the Plan should be amended to permit the Committee to provide a post-termination exercise period for Non-Qualified Stock Options granted to an optionee, who voluntarily terminates employment with the Corporation and any Subsidiary or Affiliate, for up to the lesser of (A) three years after the date of such termination of employment or (B) the balance of such Non-Qualified Stock Option's otherwise applicable term; and

       WHEREAS, the Board of Directors of the Corporation has approved such amendment.

       NOW, THEREFORE, the Plan is hereby amended, effective as of August 7, 2000, by deleting the last sentence of Section 5(j) and adding the following language at the end of Section 5(j):

       "If an optionee voluntarily terminates employment with the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate (except for Disability, Normal or Early Retirement), then (i) in the case of an Incentive Stock Option, the Committee at grant may provide a post-termination exercise period for such Incentive Stock Option of up to the lesser of (A) three months after the date of such termination of employment or (B) the balance of such Incentive Stock Option's otherwise applicable term, and (ii) in the case of a Non-Qualified Stock Option, the Committee at grant or thereafter during the term of such Non-Qualified Stock Option may provide a post-termination exercise period for such Non-Qualified Stock Option of up to the lesser of (A) three years after the date of such termination of employment or (B) the balance of such Non-Qualified Stock Option's otherwise applicable term. For the purpose of applying the prior sentence, the extent to which any Stock Option is exercisable shall be determined at the time of such termination of employment and shall not thereafter increase, whether through the passage of time or otherwise, and any Stock Option granted or amended shall be so construed, applied and accepted as a condition of its grant or amendment, as applicable."

       IN WITNESS WHEREOF, the Corporation has caused this Amendment No. 3 to be executed as of August 7, 2000.



                                         SCB Computer Technology, Inc.



                                         By: /s/ Gordon L. Bateman
                                             -----------------------------------
                                             Gordon L. Bateman
                                             Chief Administrative Officer